Defined Benefit Plan - Summary of Assumptions Used to Determine the Benefit Obligations and Components of the Net Periodic Benefit Cost (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Discount rate	1.00%	1.25%
Expected return on plan assets	1.40%	1.75%
Rate of compensation increase	1.00%	1.00%